Exhibit10.8
                     Sichuan Chengxin Medical Sales Contract
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


Date: 2006-8-2                                             contract no.:0006202
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Brand name                 description              unit   quantity     Unit price    amount       remarks

-------------------------- ------------------------ ------ ------------ ------------- ------------ -----------------
clarthromycin              Raw material             kg     1000         1000.00       1000000

-------------------------- ------------------------ ------ ------------ ------------- ------------ -----------------
NAPROXEN SODIUM AND        Raw material             kg     500          1100.00       550000
PESUDOPHEDRINE
HYDROCHLORIDE
-------------------------- ------------------------ ------ ------------ ------------- ------------ -----------------
Total amount                                                                          RMB1550000
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1.   Term of quality guarantee from supplier:
     1)   the product quality is satisfied to the legal quality standard.
     2)   Attach  the  certification  of  inspection  and the  certification  of product qualification.
     3)   Imported product will provide the relevant documents and certificates.
     4)   The product package is satisfied to the standard.
     5)   The supplier  will  provide:  certification  of  business,  permit for business, code for legal representative with copy and red stamp.
2.   Way of payment: transfer via bank.
3.   Way of  delivery  and fees  charged:  carrier  by truck,  the  supplier  is responsible for the fees .
4.   Inspection of goods:  the purchaser will inspect the goods upon the arrival of goods,  and if any objection to the quantity,  description,  brand,  the purchaser should raise up in 3 days.
5.   Other arguments: by negotiation
6.   The contract is valid at the time of signature and stamp.

Hainan Helpson Medicine and Bio-Technology Co. Ltd